The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 3, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)






                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

         On December 3, 1997, Integon Corporation (the "Company") issued a press
release   outlining  the  amendments  to  Integon's  Tender  Offer  and  Consent
Solitation. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.  Exhibits

         (c)      Exhibits.

                    Exhibit Number          Description

                           99.1 Press Release dated December 3, 1997 issued by the Company.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                INTEGON CORPORATION


  December 3, 1997                    By:      /s/ Bernard J. Buselmeier
  ----------------                             -------------------------
       Date                                    Bernard J. Buselmeier
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                Description                      Page No.
--------------                -----------                      --------

     99.1            Press Release dated December 3, 1997        5
                     issued by the Company

                                  Exhibit 99.1
                                  ------------

                     PRESS RELEASE DATED December 3, 1997
                             ISSUED BY THE COMPANY

                                  Exhibit 99.1
Press Release

                            INTEGON TENDER OFFER AND
                          CONSENT SOLICITATION AMENDED

For Immediate Release

December 3, 1997 -- Integon Corporation announced, effective immediately, certain amendments to its cash tender offer for any and all of the outstanding 10 3/4% Capital Securities, Series B of Integon Capital I and the related consent solicitation commenced on November 12, 1997. Specifically, the consent date of the consent solicitation has been extended from November 25, 1997 to December 10, 1997, the same date as the expiration time of the related tender offer. As a result of the extension, holders tendering Capital Securities and delivering consents on or before December 10, 1997 will receive the total consideration available, which includes a consent payment. In addition, the extension also allows tendering holders to revoke their previously delivered consents until that date so long as the related tendered securities are concurrently withdrawn.

Morgan Stanley & Co. Incorporated is the dealer manager for the tender offer and the solicitation agent for the consent solicitation. Questions regarding the terms of the tender offer and consent solicitation may be forwarded to Morgan Stanley at (800) 624-1808. Copies of the offering documents, including the notice of the amendments described herein, may be obtained by calling D.F. King & Co. at (800) 290-6424.

This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer and the consent solicitation are only made pursuant to the offering documents.